Exhibit 99.1

TopBuild Reports First Quarter 2026 Results

First quarter sales grew 17.2% to $1.45 billion driven by acquisitions

DAYTONA BEACH, FL – May 5, 2026 — TopBuild Corp. (NYSE:BLD), a leading installer of insulation and commercial roofing and a specialty distributor of insulation and related building products to the construction industry in the United States and Canada, today reported results for the first quarter ended March 31, 2026.

“Our first quarter performance was in line with our expectations as we continue our focus on delivering compounding shareholder returns, driving operational excellence, and executing our long-term strategy,” said Robert Buck, CEO of TopBuild.

“In the first quarter, sales grew 17.2%, driven by the 2025 acquisitions of SPI and Progressive Roofing, offsetting the macro challenges in residential and light commercial new construction. While the residential market faces ongoing uncertainty, the heavy commercial and industrial end markets are healthy and our results are solid. We are also making excellent progress on the SPI integration and are on track to meet or exceed our original synergy targets,” Mr. Buck continued.

“M&A continues to be a priority given our strong free cash flow and robust pipeline of acquisitions across our installation and specialty distribution segments. To date in 2026, we’re pleased to have completed four acquisitions which together add more than $80 million in annual revenue, further diversify our end-market exposure and continue to position us for long-term growth.

“We are excited about our future in joining QXO, as was announced on April 19. By combining the TopBuild business with QXO, we are confident in our opportunities to accelerate our cross-selling initiatives, capitalize on procurement opportunities and leverage digital technology in a manner that will benefit our customers, employees and all stakeholders,” Mr. Buck concluded.

NYSE:BLD	May 5, 2026	topbuild.com

Financial Highlights

(comparisons are to the three months ended March 31, 2025)

	Reported		Adjusted
($ in thousands)	2026	2025	2026	2025
Sales	$1,445,860	$1,233,278	$1,445,860	$1,233,278
Gross Profit	$400,253	$351,473	$400,273	$364,976
Gross Margin	27.7%	28.5%	27.7%	29.6%
SG&A	$225,210	$173,984	$222,578	$170,829
SG&A as % of Sales	15.6%	14.1%	15.4%	13.9%
Operating Profit	$175,043	$177,489	$177,695	$194,147
Operating Margin	12.1%	14.4%	12.3%	15.7%
Net Income	$104,813	$123,385	$105,375	$135,147
Net Income per diluted share	$3.73	$4.23	$3.75	$4.63
EBITDA			$238,619	$234,759
EBITDA Margin			16.5%	19.0%

Sales Drivers

(comparisons are to the three months ended March 31, 2025)

	Three Months Ended March 31, 2026
	Installation Services	Specialty Distribution	TopBuild, net of eliminations
Sales (in millions)	$777	$737	$1,446
Sales Drivers
Volume	(9.8%)	0.3%	(5.5%)
Price	(2.9%)	0.3%	(1.6%)
M&A	16.9%	31.1%	24.3%
Total Sales Change	4.3%	31.7%	17.2%

NYSE:BLD	May 5, 2026	topbuild.com

Segment Profitability

(comparisons are to the three months ended March 31, 2025)

	Three Months Ended March 31, 2026
($ in thousands)	Installation Services	Specialty Distribution
Operating Profit	$119,191	$80,008
Change	(8.0%)	15.9%
Operating Margin	15.3%	10.9%
Adj. Operating Profit	$119,549	$80,265
Change	(13.4%)	5.7%
Adj. Operating Margin	15.4%	10.9%
Adj. EBITDA	$149,168	$106,528
Change	(5.3%)	16.6%
Adj. EBITDA Margin	19.2%	14.5%

Capital Allocation

2026 Acquisitions

Company	Annual Revenue ($ in millions)	Month Closed
Upstate Spray Foam Insulation and Applied Coatings (I)	$19.6	February
Johnson Roofing (I)	29.2	April
Energy Pros (I)	4.0	May
Claremont (D)	31.0	May
Total	$83.8
I = Installation Services, D = Specialty Distribution

In addition to the acquisitions completed as listed above, TopBuild has signed a definitive agreement to acquire Comfort Pro, an insulation installation company based in Little Suamico, Wisc. with approximately $6 million in annual sales. The transaction is expected to close in the second quarter.

About TopBuild

TopBuild Corp., headquartered in Daytona Beach, Florida, is a leading installer of insulation and commercial roofing and is also a specialty distributor of insulation and related building products to the construction industry in the United States and Canada. We provide insulation and commercial roofing installation services nationwide through our Installation Services segment which has over 200 branches located across the United States. We distribute building and mechanical insulation, insulation accessories, and other building products for the residential, commercial, and industrial end markets through our Specialty Distribution business. Our Specialty Distribution network encompasses more than 250 branches across the United States and Canada. To learn more about TopBuild please visit our website at www.topbuild.com.

NYSE:BLD	May 5, 2026	topbuild.com

Use of Non-GAAP Financial Measures

Adjusted EBITDA, incremental EBITDA margin, adjusted EBITDA margin, the “adjusted” financial measures presented above, and figures presented on a “same branch basis” are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company believes that these non-GAAP financial measures, which are used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. We define same branch sales as sales from branches in operation for at least 12 full calendar months. Such non-GAAP financial measures are reconciled to their closest GAAP financial measures in tables contained in this press release. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results under GAAP. Additional information may be found in the Company’s filings with the Securities and Exchange Commission which are available on TopBuild’s website under “SEC Filings” at www.topbuild.com.

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. These forward-looking statements may address, among other things, our expected financial and operational results, the related assumptions underlying our expected results, and our plan to repurchase our common stock under stock repurchase transactions. These forward-looking statements can be identified by words such as “will,” “would,” “anticipate,” “expect,” “believe,” “designed,” “plan,” “may,” “project,” “estimate” or “intend,” the negative of these terms, and similar references to future periods. These views involve risks and uncertainties that are difficult to predict and, accordingly, our actual results may differ materially from the results discussed in our forward-looking statements. Our forward-looking statements contained herein speak only as of the date of this press release. Factors or events that we cannot predict, including those described in the risk factors contained in our filings with the Securities and Exchange Commission, may cause our actual results to differ from those expressed in forward-looking statements. Although TopBuild believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, the Company can give no assurance that its expectations will be achieved and it undertakes no obligation to update any forward-looking statements as a result of new information, future events, or otherwise, except as required by applicable law.

Investor Relations and Media Contact

PI Aquino

pi.aquino@topbuild.com
386-763-8801

(tables follow)

NYSE:BLD	May 5, 2026	topbuild.com

TopBuild Corp.

Condensed Consolidated Statements of Operations (Unaudited)

(in thousands, except share and per common share amounts)

	Three Months Ended March 31,
	2026	2025
Net sales	$1,445,860	$1,233,278
Cost of sales	1,045,607	881,805
Gross profit	400,253	351,473

Selling, general, and administrative expense	225,210	173,984
Operating profit	175,043	177,489

Other income (expense), net:
Interest expense	(36,623)	(16,602)
Other, net	1,327	5,086
Other expense, net	(35,296)	(11,516)
Income before income taxes	139,747	165,973

Income tax expense	(34,934)	(42,588)
Net income	$104,813	$123,385

Net income per common share:
Basic	$3.75	$4.25
Diluted	$3.73	$4.23

Weighted average shares outstanding:
Basic	27,976,514	29,028,234
Diluted	28,130,208	29,174,892

NYSE:BLD	May 5, 2026	topbuild.com

TopBuild Corp.

Condensed Consolidated Statements of Comprehensive Income (Unaudited)

(in thousands)

	Three Months Ended March 31,
	2026	2025
Net income	$104,813	$123,385
Other comprehensive (loss) income:
Foreign currency translation adjustment	(4,342)	229
Comprehensive income	$100,471	$123,614

NYSE:BLD	May 5, 2026	topbuild.com

TopBuild Corp.

Condensed Consolidated Balance Sheets and Other Financial Data (Unaudited)

(dollars in thousands)

	As of
	March 31, 2026	December 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$268,847	$184,742
Receivables, net of an allowance for credit losses of $29,680 at March 31, 2026, and $29,081 at December 31, 2025	930,521	894,408
Inventories	515,143	505,167
Prepaid expenses and other current assets	42,148	50,478
Total current assets	1,756,659	1,634,795

Right of use assets	261,536	271,396
Property and equipment, net	286,525	291,556
Goodwill	3,070,940	3,045,227
Other intangible assets, net	1,325,038	1,351,612
Other assets	10,465	10,726
Total assets	$6,711,163	$6,605,312

LIABILITIES
Current liabilities:
Accounts payable	$471,217	$440,214
Current portion of long-term debt	62,500	62,500
Accrued liabilities	251,991	249,361
Short-term operating lease liabilities	87,302	86,170
Short-term finance lease liabilities	6,611	6,571
Total current liabilities	879,621	844,816

Long-term debt	2,769,888	2,784,197
Deferred tax liabilities, net	395,765	387,594
Long-term portion of insurance reserves	58,645	58,681
Long-term operating lease liabilities	190,086	200,729
Long-term finance lease liabilities	11,014	11,020
Other liabilities	1,782	2,115
Total liabilities	4,306,801	4,289,152

EQUITY	2,404,362	2,316,160
Total liabilities and equity	$6,711,163	$6,605,312

	As of March 31,
	2026	2025
Other Financial Data
Receivables, net plus inventories less accounts payable	$974,447	$731,997
Net sales, acquisition adjusted †	$6,154,730	$5,329,105
Receivables, net plus inventories less accounts payable as a percent of sales (TTM) †	15.8%	13.7%

† Trailing 12 months sales have been adjusted for the pro forma effect of acquired branches

NYSE:BLD	May 5, 2026	topbuild.com

TopBuild Corp.
Condensed Consolidated Statements of Cash Flows (Unaudited)
(in thousands)

	Three Months Ended March 31,
	2026	2025
Cash Flows Provided by (Used in) Operating Activities:
Net income	$104,813	$123,385
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	56,295	35,791
Share-based compensation	4,629	5,042
Loss on sale of assets	327	829
Amortization of debt issuance costs	1,216	720
Provision for bad debt expense	3,412	3,666
Provision for inventory obsolescence	2,284	2,820
Impairment losses	—	9,868
Deferred income taxes, net	(20)	(1,822)
Change in certain assets and liabilities, net of effects of businesses acquired:
Receivables, net	(38,542)	(1,118)
Inventories	(18,336)	(2,215)
Prepaid expenses and other current assets	8,198	9,646
Accounts payable	31,464	(32,342)
Accrued liabilities	4,739	(1,050)
Other, net	257	(631)
Net cash provided by operating activities	160,736	152,589

Cash Flows Provided by (Used in) Investing Activities:
Purchases of property and equipment	(13,999)	(13,395)
Acquisition of businesses, net of cash acquired	(27,888)	294
Proceeds from sale of assets	394	248
Net cash used in investing activities	(41,493)	(12,853)

Cash Flows Provided by (Used in) Financing Activities:
Repayment of long-term debt	(15,625)	(11,250)
Proceeds from revolving credit facility	65,000	—
Repayment of revolving credit facility	(65,000)	—
Principal payments on finance lease obligations	(1,861)	—
Taxes withheld and paid on employees' equity awards	(18,293)	(4,466)
Exercise of stock options	1,394	—
Repurchase of shares of common stock	—	(215,628)
Net cash used in financing activities	(34,385)	(231,344)
Impact of exchange rate changes on cash	(753)	101
Net increase (decrease) in cash and cash equivalents	84,105	(91,507)
Cash and cash equivalents - Beginning of period	184,742	400,318
Cash and cash equivalents - End of period	$268,847	$308,811

Supplemental disclosure of noncash activities:
Leased assets obtained in exchange for new operating lease liabilities	$12,987	$17,547
Leased assets obtained in exchange for new finance lease liabilities	1,831	—
Accruals for property and equipment	685	444
Excise taxes capitalized to treasury stock	—	2,156

NYSE:BLD	May 5, 2026	topbuild.com

TopBuild Corp.

Segment Data (Unaudited)

(dollars in thousands)

	Three Months Ended March 31,
	2026	2025	Change
Installation Services
Sales	$777,329	$745,533	4.3%

Operating profit, as reported	$119,191	$129,616
Operating margin, as reported	15.3%	17.4%

Rationalization charges	−	8,281
Acquisition related costs	358	143
Operating profit, as adjusted	$119,549	$138,040
Operating margin, as adjusted	15.4%	18.5%

Share-based compensation	428	349
Depreciation and amortization	29,191	19,167
EBITDA, as adjusted	$149,168	$157,556	(5.3)%
EBITDA margin, as adjusted	19.2%	21.1%

Specialty Distribution
Sales	$737,080	$559,804	31.7%

Operating profit, as reported	$80,008	$69,059
Operating margin, as reported	10.9%	12.3%

Rationalization charges	−	6,868
Acquisition related costs	257	37
Operating profit, as adjusted	$80,265	$75,964
Operating margin, as adjusted	10.9%	13.6%

Share-based compensation	843	463
Depreciation and amortization	25,420	14,939
EBITDA, as adjusted	$106,528	$91,366	16.6%
EBITDA margin, as adjusted	14.5%	16.3%

NYSE:BLD	May 5, 2026	topbuild.com

TopBuild Corp.

Adjusted EBITDA (Unaudited)

(dollars in thousands)

	Three Months Ended March 31,
	2026	2025	Change
Total net sales
Sales before eliminations	$1,514,409	$1,305,337
Intercompany eliminations	(68,549)	(72,059)
Net sales after eliminations	$1,445,860	$1,233,278	17.2%

Operating profit, as reported - segments	$199,199	$198,675
General corporate expense, net	(10,674)	(9,259)
Intercompany eliminations	(13,482)	(11,927)
Operating profit, as reported	$175,043	$177,489
Operating margin, as reported	12.1%	14.4%

Rationalization charges	-	15,358
Acquisition related costs †	2,652	1,300
Operating profit, as adjusted	$177,695	$194,147
Operating margin, as adjusted	12.3%	15.7%

Share-based compensation	4,629	5,042
Depreciation and amortization	56,295	35,570
EBITDA, as adjusted	$238,619	$234,759	1.6%
EBITDA margin, as adjusted	16.5%	19.0%

Sales change period over period	212,582
EBITDA, as adjusted, change period over period	3,860
Incremental EBITDA, as adjusted, as a percentage of change in sales	1.8%

† Acquisition related costs include corporate level adjustments as well as segment operating adjustments.

NYSE:BLD	May 5, 2026	topbuild.com

TopBuild Corp.

Same Branch and Acquisition Metrics (Unaudited)

(dollars in thousands)

	Three Months Ended March 31,
	2026	2025
Net sales
Same branch:
Installation Services	$651,097	$745,533
Specialty Distribution	562,934	559,804
Eliminations	(68,315)	(72,059)
Total same branch	$1,145,716	$1,233,278

Acquisitions (a):
Installation Services	$126,232	$-
Specialty Distribution	174,146	-
Eliminations	(234)	-
Total acquisitions	300,144	-
Total net sales	$1,445,860	$1,233,278

EBITDA, as adjusted
Same branch:
Installation Services	$126,695	$157,557
Specialty Distribution	86,071	91,367
Eliminations	(17,077)	(14,165)
Total same branch	$195,689	$234,759

Acquisitions (a):
Installation Services	$22,473	$-
Specialty Distribution	20,457	-
Total acquisitions	42,930	-
Total EBITDA, as adjusted	$238,619	$234,759

EBITDA, as adjusted, as a percentage of sales
Same branch (b)	17.1%
Acquisitions (c)	14.3%
Total (d)	16.5%	19.0%

As Adjusted (Decremental)/Incremental EBITDA, as a percentage of change in sales
Same branch (e)	(44.6)%
Acquisitions (c)	14.3%
Total (f)	1.8%

(a) Represents current year impact of acquisitions in their first twelve months

(b) Same branch metric, as adjusted, as a percentage of same branch sales

(c) Acquired metric, as adjusted, as a percentage of acquired sales

(d) Total EBITDA, as adjusted, as a percentage of total sales

(e) Change in same branch EBITDA, as adjusted, as a percentage of change in same branch sales

(f) Change in total EBITDA, as adjusted, as a percentage of change in total sales

NYSE:BLD	May 5, 2026	topbuild.com

TopBuild Corp.

Same Branch Revenue by Line of Business (Unaudited)

(dollars in thousands)

	Three Months Ended March 31,
	2026	2025	Change
Residential:
Same branch	$685,972	$769,751	(10.9)%
Acquisitions (a)	23,127	—
Total Residential sales	709,099	769,751	(7.9)%

Commercial/Industrial:
Same branch	$459,744	$463,527	(0.8)%
Acquisitions (a)	277,017	—
Total Commercial/Industrial sales	736,761	463,527	58.9%
Total net sales	$1,445,860	$1,233,278	17.2%

(a) Represents current year impact of acquisitions in their first twelve months

NYSE:BLD	May 5, 2026	topbuild.com

TopBuild Corp.

Non-GAAP Reconciliations (Unaudited)

(in thousands, except share and per common share amounts)

	Three Months Ended March 31,
	2026	2025
Gross Profit Reconciliation

Net Sales	$1,445,860	$1,233,278

Gross profit, as reported	$400,253	$351,473

Acquisition related costs	20	-
Rationalization charges	-	13,503
Gross profit, as adjusted	$400,273	$364,976

Gross margin, as reported	27.7%	28.5%
Gross margin, as adjusted	27.7%	29.6%

Selling, General and Administrative Expense Reconciliation

Selling, general, and administrative expense, as reported	$225,210	$173,984

Rationalization charges	-	1,855
Acquisition related costs	2,632	1,300
Selling, general, and administrative expense, as adjusted	$222,578	$170,829

Operating Profit Reconciliation

Operating profit, as reported	$175,043	$177,489

Rationalization charges	-	15,358
Acquisition related costs	2,652	1,300
Operating profit, as adjusted	$177,695	$194,147

Operating margin, as reported	12.1%	14.4%
Operating margin, as adjusted	12.3%	15.7%

Income Per Common Share Reconciliation

Income before income taxes, as reported	$139,747	$165,973

Rationalization charges	-	15,358
Acquisition related costs	2,652	1,300
Income before income taxes, as adjusted	142,399	182,631

Tax rate at 26.0%	(37,024)	(47,484)
Income, as adjusted	$105,375	$135,147

Income per common share, as adjusted	$3.75	$4.63

Weighted average diluted common shares outstanding	28,130,208	29,174,892

NYSE:BLD	May 5, 2026	topbuild.com

TopBuild Corp.

Reconciliation of Adjusted EBITDA to Net Income (Unaudited)

(in thousands)

	Three Months Ended March 31,
	2026	2025
Net income, as reported	$104,813	$123,385
Adjustments to arrive at EBITDA, as adjusted:
Interest expense and other, net	35,296	11,516
Income tax expense	34,934	42,588
Depreciation and amortization	56,295	35,570
Share-based compensation	4,629	5,042
Rationalization charges	-	15,358
Acquisition related costs	2,652	1,300
EBITDA, as adjusted	$238,619	$234,759

NYSE:BLD	May 5, 2026	topbuild.com

TopBuild Corp.

Acquisition Adjusted Net Sales (Unaudited)

(in thousands)

	2025			2026	Trailing Twelve Months Ended
	Q2	Q3	Q4	Q1	March 31, 2026
Net sales	$1,297,403	$1,393,158	$1,485,247	$1,445,860	$5,621,668
Acquisitions pro forma adjustment †	313,828	199,550	18,046	1,638	533,062
Net sales, acquisition adjusted	$1,611,231	$1,592,708	$1,503,293	$1,447,498	$6,154,730

† Sales have been adjusted for the pro forma effect of acquired branches

NYSE:BLD	May 5, 2026	topbuild.com